UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 OR 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 30, 2004


                             EVERGREENBANCORP, INC.
             (Exact name of registrant as specified in its charter)

     Washington                      000-32915                  91-2097262
(State or other jurisdiction     (Commission File No.)       (I.R.S. Employer
of incorporation)                                           Identification No.)



               301 Eastlake Avenue East, Seattle, Washington 98109 (Address of Principal Executive Offices) (Zip Code)

                                  206/628-4250
              (Registrant's telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.               Description
         ------------------------------------------------------------
           99.1                    Press release, dated July 30, 2004


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The following information is furnished pursuant to Item 12. "Results of Operations and Financial Condition." On July 30, 2004, Registrant issued a press release announcing financial results for the second quarter ended June 30, 2004. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EVERGREENBANCORP, INC.

Dated:   July 30, 2004

                                      By:      /s/ William G. Filer II
                                      ---------------------------------
                                               William G. Filer II
                                               Senior Vice President &
                                               Chief Financial Officer










                                  EXHIBIT INDEX


Exhibit No.                         Exhibit
-------------------------------------------------------------------------------
99.1                                Press Release, dated July 30, 2004






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